EXHIBIT 10.36

AMENDMENT NO. 3

to

RECEIVABLES SALE AGREEMENT

Dated as of March 20, 2008

THIS AMENDMENT NO. 3 (this “Amendment”) is entered into as of March 20, 2008 by and among JABIL CIRCUIT, INC., a Delaware corporation (“Jabil”), JABIL CIRCUIT OF TEXAS, LP, a Florida limited partnership (“Jabil Texas”), JABIL DEFENSE AND AEROSPACE SERVICES, LLC, a Delaware limited liability company (“Jabil Defense”), JABIL GLOBAL SERVICES, INC., a Florida corporation (“Jabil Global Services,” together with Jabil, Jabil Texas, Jabil Defense and each other Subsidiary of Jabil which enters into a Joinder Agreement, each individually, an “Originator” and collectively, the “Originators”), and JABIL CIRCUIT FINANCIAL II, INC., a Delaware corporation (“Buyer”).

PRELIMINARY STATEMENTS

A. The Originators and Buyer are parties to that certain Receivables Sale Agreement dated as of February 25, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “RSA”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the RSA.

B. The Originators and Buyer have agreed to amend the RSA on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Amendment. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 below, Exhibit I to the RSA is hereby amended to add the following sentence at the end of the definition of “Receivable”:

The term “Receivable” shall not include any Excluded Receivable.

Section 2. Conditions Precedent. This Amendment shall become effective and be deemed effective, as of the date first above written, upon the latest to occur of (i) the date hereof and (ii) receipt by the Agent of one copy of this Amendment duly executed by each of the parties hereto.

Section 3. Covenants, Representations and Warranties of the Originators.

(a) Upon the effectiveness of this Amendment, each of the Originators hereby reaffirms all covenants, representations and warranties made by it in the RSA, as amended, and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

(b) Each of the Originators hereby represents and warrants as to itself (i) that this Amendment constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general principles of equity which may limit the availability of equitable remedies and (ii) upon the effectiveness of this Amendment, that no event shall have occurred and be continuing which constitutes an Termination Event or a Potential Termination Event.

Section 4. Reference to and Effect on the RSA.

(a) Upon the effectiveness of this Amendment, each reference in the RSA to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the RSA as amended hereby, and each reference to the RSA in any other document, instrument or agreement executed and/or delivered in connection with the RSA shall mean and be a reference to the RSA as amended hereby.

(b) Except as specifically amended hereby, the RSA and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Buyer or any of its assigns under the RSA or any of the other Transaction Documents, nor constitute a waiver of any provision contained therein.

Section 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

Section 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

Section 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the date first set forth above by their respective officers thereto duly authorized, to be effective as hereinabove provided.

JABIL CIRCUIT, INC.

	By:	/s/ SERGIO CADAVID
	Name:	Sergio Cadavid
	Title:	Treasurer

Address:	10560 Martin Luther King, Jr.
Street North
St. Petersburg, FL 33716
Attn: Forbes Alexander, CFO
cc: General Counsel
Fax:	(727) 579-8529

JABIL CIRCUIT OF TEXAS, LP,

By:	Jabil Texas Holdings, LLC, its sole General Partner

	By:	Jabil Circuit, Inc. its sole Manager and Member

	By:	/s/ SERGIO CADAVID
	Name:	Sergio Cadavid
	Title:	Treasurer

Address:	10800 Roosevelt Blvd.
St. Petersburg, FL 33716
Attn: Forbes Alexander, CFO
cc: General Counsel
Fax:	(727) 579-8529

Signature Page to Amendment No. 3 to RSA

JABIL GLOBAL SERVICES, INC,

	By:	/s/ SERGIO CADAVID
	Name:	Sergio Cadavid
	Title:	Treasurer

Address:	10800 Roosevelt Blvd.
St. Petersburg, FL 33716
Attn: Forbes Alexander, CFO
cc: General Counsel
Fax:	(727) 579-8529

JABIL DEFENSE AND AEROSPACE SERVICES, LLC

By:	Jabil Circuit, Inc. its sole Member

	By:	/s/ SERGIO CADAVID
	Name:	Sergio Cadavid
	Title:	Treasurer

Address:	10800 Roosevelt Blvd.
St. Petersburg, FL 33716
Attn: Forbes Alexander, CFO
cc: General Counsel
Fax:	(727) 579-8529

Signature Page to Amendment No. 3 to RSA

JABIL CIRCUIT FINANCIAL II, INC.

	By:	/s/ MARTY SHOOTER
	Name:	Marty Shooter
	Title:	President & Treasurer

Address:	300 Delaware Avenue
Suite 12119
Wilmington, DE 19801
Attn: John Koach
Assistant Treasurer
Fax:	(302) 654-7584

Signature Page to Amendment No. 3 to RSA